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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
TRANSCRYPT INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/	No fee required.
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

TRANSCRYPT INTERNATIONAL, INC.

NOTICE OF 2002
ANNUAL MEETING OF STOCKHOLDERS
AND
PROXY STATEMENT

DATE:	Thursday, June 13, 2002
TIME:	10:00 a.m.
PLACE:	The Ritz-Carlton, Washington, DC 1150 22nd Street, NW Washington, DC 20037
Principal Executive Office of Transcrypt International Transcrypt International 4800 NW 1st Street, Suite 100 Lincoln, NE 68521

May 8, 2002

Dear Stockholder:

        It is my pleasure to invite you to Transcrypt International, Inc.'s 2002 Annual Meeting of Stockholders.

        We will hold the meeting on Thursday, June 13, 2002, at 10:00 a.m. at The Ritz-Carlton in Washington, DC. In addition to the formal items of business, we will review 2001, give an update of Transcrypt, and answer your questions.

        This booklet includes the Notice of Annual Meeting, Annual Report and the Proxy Statement. The Proxy Statement describes the business that we will conduct at the meeting and provides information about Transcrypt. This Proxy Statement, enclosed proxy card and other enclosures are being first mailed to stockholders on or about May 8, 2002.

        Your vote is important. Whether you plan to attend the meeting or not, please complete, date, sign and return the enclosed proxy card promptly. If you received more than one proxy card because you own shares registered in different names or at different addresses, please be sure to separately complete and return each proxy card. If you attend the meeting and prefer to vote in person, you may do so.

        Please indicate on the proxy card whether or not you expect to attend the meeting so that we can provide adequate seating.

        We look forward to seeing you at the meeting.

                      Sincerely,

                      Michael E. Jalbert
                      Chairman of the Board

4800 NW 1st Street, Suite 100, Lincoln, Nebraska 68521-9918

TRANSCRYPT INTERNATIONAL, INC.

NOTICE OF 2002
ANNUAL MEETING OF STOCKHOLDERS
AND
PROXY STATEMENT

DATE:	Thursday, June 13, 2002
TIME:	10:00 a.m.
PLACE:	The Ritz-Carlton, Washington, DC 1150 22nd Street, NW Washington, DC 20037

Dear Stockholders:

        At our Annual Meeting, we will ask you to:

  •
  Elect two directors to each serve for a term of three years;
  •
  Amend the certificate of incorporation to change the corporate name to: "EFJ, Inc."; and
  •
  Transact any other business that may properly be presented at the Annual Meeting.

        Our Bylaws provide for the nomination of directors at the Meeting in the following manner:

        "Article 1, Section 7. Stockholder Proposals and Nominations of Directors. Nominations for election to the Board of Directors of the Corporation at a meeting of the stockholders may be made by the Board of Directors, or on behalf of the Board of Directors by a Nominating Committee appointed by the Board of Directors, or by any stockholder of the Corporation entitled to vote for the election of directors at such meeting. Any nominations, other than those made by or on behalf of the Board of Directors, and any proposal by any stockholder to transact any corporate business at an annual or special stockholders meeting, shall be made by notice in writing and mailed by certified mail to the Secretary of the Corporation and (i) in the case of an annual meeting, received no later than 35 days prior to the date of the annual meeting; provided, however, that if less than 35 days' notice of a meeting of stockholders is given to the stockholders, such notice of proposed business or nomination by such stockholder shall have been made or delivered to the Secretary of the Corporation not later than the close of business on the seventh day following the day on which the notice of a meeting was mailed, and (ii) in the case of a special meeting of stockholders, received not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first. A notice of nominations by stockholders shall set forth as to each proposed nominee who is not an incumbent director (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of stock of the Corporation which are beneficially owned by each such nominee and the nominating stockholder and (iv) any other information concerning the nominee that must be disclosed regarding nominees in proxy solicitations pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and the rules under such section."

        If you were a stockholder of record at the close of business on April 29, 2002, you may vote at the Annual Meeting.

By order of the Board of Directors,

R. Andrew Massey Corporate Secretary
May 8, 2002 Lincoln, Nebraska

i

PROXY STATEMENT FOR TRANSCRYPT INTERNATIONAL, INC.
2002 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you send me this proxy statement?

        We sent you this Proxy Statement and the enclosed proxy card because our Board of Directors ("Board") is soliciting your proxy to vote at the 2002 Annual Meeting of Stockholders for Transcrypt International, Inc. This Proxy Statement summarizes the information you need to know to cast an informed vote at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, date, sign, and return the enclosed proxy card.

Who is entitled to vote?

        We will begin sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card on or about May 8, 2002 to all stockholders entitled to vote. The record date for those entitled to vote is April 29, 2002. At the close of business on April 29, 2002, there were 17,577,315 shares of Transcrypt common stock outstanding, of which 17,359,773 were voting common stock and 217,542 were non-voting common stock. Transcrypt common stock is our only class of voting stock. We are also sending along with this Proxy Statement, the Transcrypt Annual Report for the year ended 2001, which includes our financial statements.

What constitutes a quorum?

        The holders of a majority of the issued and outstanding shares of Transcrypt common stock entitled to vote at the meeting must be present, in person or by proxy, in order to constitute a quorum. We can only conduct the business of the meeting if a quorum has been established. We will include proxies marked as abstentions and broker non-votes in determining the number of shares present at the meeting.

How many votes do I have?

        Each share of Transcrypt common stock that you own entitles you to one vote. The proxy card indicates the number of shares of Transcrypt common stock that you own.

How do I vote by proxy?

        Whether you plan to attend the Annual Meeting or not, we urge you to complete, date and sign the enclosed proxy card and to return it promptly in the postage-prepaid envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote.

        If you properly fill in your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors "FOR" the election of the two nominees for director (see page 21) and "FOR" the name change (see page 22).

        If any other matter is presented, your proxy will vote in accordance with the recommendation of the Board of Directors or, if no recommendation is given, in its own discretion. At the time this Proxy Statement went to press, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

May I change my vote after I return my proxy?

        Yes. If you give a proxy, you may change your vote at any time before it is exercised. You may change your vote in any one of three ways:

  •
  You may send Transcrypt's Secretary another proxy with a later date.

  •
  You may notify Transcrypt's Secretary in writing before the Annual Meeting that you have revoked your proxy.

  •
  You may attend the Annual Meeting and vote in person.

How do I vote in person?

        If you plan to attend the Annual Meeting and vote in person, we will give you a ballot form when you arrive.

Directions to the Annual Meeting location in Washington D.C.:

From Ronald Reagan Washington National Airport:

Leave the Airport, following the George Washington Memorial Parkway North. Follow signs for the Arlington Memorial Bridge, and cross over the Potomac River. Stay in the left lane, and turn left immediately onto 23rd Street, and proceed to Washington Circle. Follow the circle a third of the way around, exiting onto New Hampshire Avenue for one block. Bear left off of New Hampshire Avenue onto 22nd Street. The hotel will be on the left side of 22nd Street.

From Dulles International Airport:

Take the Dulles Toll Road to Route 66 East, to the Theodore Roosevelt Memorial Bridge exit. Stay in the left lane, onto the E Street Expressway, and make your first legal left turn onto 18th Street, left again on G Street, then right onto 22nd Street. The hotel is four blocks up on the left side of 22nd Street.

What vote is required to approve the proposal?

Proposal 1:
Elect Two Directors	The two nominees for director who receive the most votes will be elected.
Proposal 2:
Name Change	The affirmative vote of the majority of the shares outstanding common stock entitled to vote is required to approve the name change. So, if you "ABSTAIN" for voting, it will be counted as an "AGAINST" vote for this proposal.
The Effect of Broker Non-Votes	If your broker holds your shares in its name, the broker will be entitled to vote your shares on both Proposals even if it does not receive instructions from you.

What are the costs of soliciting these proxies?

        We will pay all the costs of soliciting these proxies. In addition to mailing proxy soliciting material, our directors, officers and employees also may solicit proxies in person, by telephone or by other electronic means of communications for which they will receive no compensation. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy material to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

How Do I Obtain an Annual Report on Form 10-K?

        If you would like a copy of our Annual Report on Form 10-K for the year ended December 31, 2001, that we filed with the Securities and Exchange Commission, we will send you one without charge. The Annual Report on Form 10-K includes a list of exhibits filed with the Securities and Exchange Commission, but does not include the exhibits. If you wish to receive copies of exhibits we will send them to you. Expenses for copying and mailing will be your responsibility.

Please write to:

Transcrypt International, Inc.
4800 NW First Street, Suite 100
Lincoln, Nebraska 68521
Attention: Investor Relations

INFORMATION ABOUT TRANSCRYPT COMMON STOCK OWNERSHIP

Which Stockholders Own at Least 5% of Transcrypt?

        The following table shows, as of April 29, 2002, all persons we know to be "beneficial owners" of more than five percent of Transcrypt's outstanding common stock.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percent of Class(2)
John T. Connor II 1281 Gulf of Mexico Drive Longboat Key, Fl 34228-4626	894,097	(3)	5.1%
Janice K. Connor 1281 Gulf of Mexico Drive Longboat Key, Fl 34228-4626	894,097	(4)	5.1%

(1)
"Beneficial ownership" is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. So, for example, you "beneficially" own Transcrypt common stock not only if you hold it directly, but also if you directly or indirectly through a relationship, a position as a director or trustee, or a contract or understanding, have or share the power to vote the stock, to invest it, to sell it, or you currently have the right to acquire it or the right to acquire it within 60 days of April 29, 2002.

(2)
We consider the 217,542 shares of our non-voting common stock held by First Commerce Bancshares, Inc. outstanding for computing the percentage each person or entity owns.

(3)
Mr. Connor disclaims beneficial ownership of 362,008 shares held by Janice Connor and 86,632 shares held by or in trust for other members of the Connor family, and 82,674 shares held by Mr. Connor's son, John T. Connor III. The information about the Connor family is based on a Schedule 13G report filed with the SEC on or about February 14, 2002. If you wish, you may obtain this report from the SEC.

(4)
Mrs. Connor shares voting and investment power of these with her husband, John T. Connor II. Mrs. Connor disclaims beneficial ownership of 362,783 shares held by John T. Connor II and 86,632 shares held by or in trust for other members of the Connor family, and 82,674 shares held by Mrs. Connor's son, John T. Connor III. The information about the Connor family is based on a Schedule 13G report filed with the SEC on or about February 14, 2002. If you wish, you may obtain this report from the SEC.

How Much Stock is Owned by Directors and Executive Officers?

        The following table shows, as of April 29, 2002, the Transcrypt common stock beneficially owned by our current directors and Named Executive Officers who are included in the Summary Compensation Table on page 10 and are still employed with Transcrypt, and those shares of common stock owned by all executive officers and directors as a group.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percent of Class(2)
Michael E. Jalbert	514,000	(3)	2.9%
Massoud Safavi	144,999	(4)	*
David L. Hattey	20,000	(5)	*
Dennis E. Blaine	6,000	(5)	*
Thomas R. Thomsen	4,311	(6)	*
Winston J. Wade	3,311	(5)	*
Edward H. Bersoff	1,000	(5)	*
All current executive officers and directors as a group (10 persons)	699,621	(7)	3.8%

*
Less than 1%

(1)
"Beneficial ownership" is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. So, for example, you "beneficially" own Transcrypt common stock not only if you hold it directly, but also if you directly or indirectly through a relationship, a position as a director or trustee, or a contract or understanding have or share the power to vote the stock, to invest it, to sell it or you currently have the right to acquire it or the right to acquire it within 60 days of April 29, 2002.

(2)
Shares of Transcrypt common stock issuable upon exercise of stock options currently exercisable, or exercisable within 60 days of April 29, 2002, are considered outstanding for computing the percentage of the person holding those options but are not considered outstanding for computing the percentage of any other person. We consider the 217,542 shares of our non-voting common stock held by First Commerce Bancshares, Inc. outstanding for computing the percentage each person owns. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power, if any, with respect to all shares of common stock each beneficially owns.

(3)
Includes 480,000 shares issuable upon the exercise of stock options that are exercisable within 60 days of April 29, 2002.

(4)
Includes 119,999 shares issuable upon the exercise of stock options that are exercisable within 60 days of April 29, 2002.

(5)
Consist solely of shares issuable upon the exercise of stock options that are exercisable within 60 days of April 29, 2002.

(6)
Includes 3,311 shares issuable upon the exercise of stock options that are exercisable within 60 days of April 29, 2002.

(7)
Includes 633,621 shares issuable upon the exercise of stock options that are exercisable within 60 days of April 29, 2002.

Compensation Committee Interlocks and Insider Participation

        None of the members of our Compensation Committee is or has been an officer or employee of Transcrypt.

Did Directors, Executive Officers, and Greater-Than-10% Stockholders Comply With Section 16(a) Beneficial Ownership Reporting in 2001?

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires our directors, executive officers, and greater-than-10% stockholders to file reports with the SEC reflecting changes in their beneficial ownership of Transcrypt common stock and to provide us with copies of the reports. Based on our review of these reports and certifications furnished by each of the reporting persons, we believe that all of these reporting persons complied with their filing requirements for 2001 except for one failure to file a timely Form 3 for each of Dennis E. Blaine, David L. Hattey, Nancy E. Morrison and Terry A. Watkins.

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

The Board of Directors

        The Board oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through, among other things, discussions with the Chairman, other key executives and our principal external advisers (legal counsel, outside auditors, investment bankers and other consultants), reading reports and other materials that we send them, and by participating in Board and committee meetings.

        The Board met fourteen (14) times during 2001. Each incumbent director attended at least 75% of the total number of Board and committee meetings, of which he was a member, held in 2001.

The Committees of the Board

        The Board has an Executive Committee, an Audit Committee, a Compensation Committee, and a Nominating Committee.

The Executive Committee
The Executive Committee may exercise the powers of the Board of Directors, other than approving or proposing to stockholders action required to be approved by the stockholders, filling vacancies on the Board of Directors or any of its committees, amending the Certificate of Incorporation without stockholder approval, adopting, amending or repealing bylaws, or approving a plan merger not requiring stockholder approval, and is responsible for reviewing management's performance. Messrs. Bersoff, Jalbert, Thomsen, and Wade serve as members of the Executive Committee. The Executive Committee did not meet in 2001.
The Audit Committee
The Audit Committee of the Board is composed of three members and operates under a written charter adopted by the Board. The responsibilities of the Audit Committee are contained in the Audit Committee Report. The current members of the Audit Committee are Messrs. Bersoff (chair), Thomsen, and Wade. Each of the members is "independent." The audit committee satisfies the applicable composition, independence and financial qualification requirements as defined by Transcrypt policy and the National Association of Securities Dealers, Inc. listing standards. The Audit Committee met four (4) times during 2001.
The Compensation Committee
The Compensation Committee is responsible for determining our compensation policies and administering our compensation plans and 1996 Stock Incentive Plan. The Compensation Committee also reviews the compensation levels of our employees and makes recommendations to the Board regarding changes in compensation. Mr. Thomsen serves as Chair and Mr. Wade currently serves as the other member of the Compensation Committee. The Compensation Committee met one (1) time during 2001.

The Nominating Committee
The Nominating Committee recommends candidates for election to our Board of Directors. Mr. Wade serves as Chair and Messrs. Jalbert and Thomsen currently serve as members of the Nominating Committee. The Nominating Committee did not meet in 2001. Nominations must be made in accordance with Article 1, Section 7 of the Bylaws, which is set forth on the Notice of 2002 Annual Meeting of Stockholders.

Directors

        The following are the biographies of our current directors except for the Class III directors. The biography of Michael E. Jalbert and Massoud Safavi, current directors and nominees for Class III Director, are included below at page 21 under "Elect Two Directors."

        Class I Directors.    The following are our current Class I directors. Their terms expire in 2003:

Name and Age	Principal Occupation and Business Experience
Edward H. Bersoff (59)
Dr. Bersoff has served as a director of Transcrypt since June 1999. Dr. Bersoff serves as Chief Executive Officer and Chairman of the Board of Directors of Re-route Corporation, an e-mail address management solutions provider. Previously, Dr. Bersoff served as BTG's President, Chief Executive Officer and Chairman of the Board of Directors since the Company's founding in 1982. BTG was recently acquired by the Titan Corporation. Dr. Bersoff also serves as a director of Titan Corporation, Phillips International, Inc., the Potomac Bank of Virginia, New York University, the Inova Health System, the Wolf Trap Foundation, and the Eugene and Agnes E. Meyer Foundation. Dr. Bersoff earned a PhD in mathematics from New York University and completed the Owner/President Management Program at Harvard Business School. Dr. Bersoff holds the position of Distinguished Professor at George Mason University.
Winston J. Wade (63)
Mr. Wade has served as a director of Transcrypt since July 1996. Effective February 1999, Mr. Wade retired as Chief Executive Officer and Chief Operating Officer of Binariang-Malaysia, a joint venture of MediaOne for which he served since January of 1997. From February to December 1996, he served as managing director of BPL U.S. West Cellular in India. From 1963 to 1996, he held various positions with Northwestern Bell, AT&T and U.S. West Communications. Mr. Wade also serves as a director of the University of Nebraska Foundation, AmeritasAcacia Life Insurance Company and Intrado.

        Class II Directors.    The following is our current Class II director. His term expires in 2004.

Name and Age	Principal Occupation and Business Experience
Thomas R. Thomsen (66)
Mr. Thomsen has served as a director of Transcrypt since July 1995. Between August 1995 and November 1999, he served as Chairman of the Board of Directors and Chief Executive Officer of Lithium Technology Corporation ("LTC"), a public company that manufactures rechargeable batteries. Mr. Thomsen had served as a director of LTC since February 1995. In January 1990, Mr. Thomsen retired as President of AT&T Technologies, after holding numerous senior management positions including director of Sandia Labs, Western Electric (Lucent Technologies), AT&T Credit Corp. and Oliveti Inc. Mr. Thomsen currently serves as a director of the Ilion Corporation, the Pioneer Foundation and the Executive Committee of the University of Nebraska Technology Park. Mr. Thomsen is currently retired.

How Do We Compensate Directors?

        Meeting Fees.    In 2001, we paid our non-employee directors a fee of:

  •
  $5,000 quarterly retainer;

  •
  $1,000 for attendance at each Board meeting;

  •
  $500 for attendance at each telephonic Board meeting; and

  •
  $500 for attendance at each committee meeting

        The aggregate amount in fees we paid to our non-employee directors in 2001 was $103,000. In addition, our directors are eligible to participate in the 1996 Stock Incentive Plan. Between November 2000 and January 2001, Transcrypt repriced the options previously granted to directors of Transcrypt by granting replacement options to such persons to acquire a total of 43,106 shares of Transcrypt's common stock at an exercise price of $.656 per share, which was above the then-market value. Of the 43,106 common stock shares that were repriced for directors of Transcrypt, 33,106 shares of common stock were repriced in 2001. All of the repriced options have an exercise price of $.656 per share, which was above the then-market value. The repriced options started a new five (5) year vesting schedule.

        Expenses and Benefits.    We reimburse all directors for out-of-pocket and travel expenses incurred in attending Board meetings.

Certain Relationships and Related Transactions

        On January 7, 2000, Transcrypt extended an interest free loan to its Chief Executive Officer, Michael E. Jalbert, in the principal amount of $175,000. In March 2001, Transcrypt forgave repayment of Mr. Jalbert's loan. All tax obligations associated with the loan are sole responsibility of Mr. Jalbert.

Executive Officers

        The following are the biographies of our current executive officers, except for Mr. Jalbert, our President and CEO, and Mr. Massoud Safavi, our Senior Vice President and Chief Financial Officer, whose biographies are included below at page 21 under "Elect Two Directors."

Name and Age	Principal Occupation and Business Experience
Dennis E. Blaine (52)
Mr. Blaine joined Transcrypt in November 2000, and is currently the Vice President and General Manager of Transcrypt Secure Technologies division. Prior to joining Transcrypt, Mr. Blaine was Acting Vice President of Business Development for Advanced Business Sciences, Inc., a provider of wireless security solutions. From 1996 to 1999, Mr. Blaine was Senior Vice President of Global Business Development for the Sitel Corporation.
David L. Hattey (42)
Mr. Hattey joined Transcrypt in April 2000, and is currently the President and General Manager of EFJohnson Company. Prior to joining Transcrypt, Mr. Hattey was Vice President of Operations for RACOM Corporation, a provider of digital wireless networking solutions. From 1996 to 1997, Mr. Hattey was a Vice President with Ericsson, Inc.
R. Andrew Massey (32)
Mr. Massey, an attorney, joined Transcrypt in December 1997 and has served as Corporate Secretary since June 1998. From November 1995 to July 1997, he served as a legal assistant to the Nebraska Public Service Commission.
Nancy E. Morrison (50)
Mrs. Morrison joined Transcrypt in October 1999, and is currently the Vice President of Human Resources. Prior to joining Transcrypt, Mrs. Morrison provided human resources consulting services to manufacturing companies. From 1995 to 1999, Mrs. Morrison was Director and Vice President of Human Resources for HR Solutions.
Terry A. Watkins (51)
Mr. Watkins joined Transcrypt in May 2001, and is currently the Corporate Controller. Prior to joining Transcrypt, from August 1997 until April 2001, Mr. Watkins was self-employed as a financial consultant. From April 1992 until July 1996, Mr. Watkins was the Executive Vice President and Chief Financial Officer of U.S. Transportations Systems, Inc., a publicly held company engaged in various aspects of transportation. Mr. Watkins is a C.P.A.

How We Compensate Executive Officers

        The following table shows the compensation paid during the last three years (or for such shorter period that we employed the individual) of our chief executive officer and the four other most highly compensated officers who earned salary and bonus compensation in excess of $100,000 during 2001 (the "Named Executive Officers").

Summary Compensation Table

Annual Compensation
Name and Principal Position							Long-Term Compensation Awards Options		All Other Compensation(1)
	Year	Salary	Bonus		Other
Michael E. Jalbert President, Chairman and Chief Executive Officer(2)	2001 2000 1999	$294,996 294,996 243,939	$375,000 100,000 275,000	(3) (6) (8)	$14,805 13,969 215,595	(4) (7) (9)	600,000 — 600,000	(5) (5)	$13,012 9,300 8,600
Massoud Safavi Chief Financial Officer(10)	2001 2000 1999	200,000 200,000 39,231	101,750 80,000 75,000	(11) (13) (16)	10,602 10,634 2,122	(12) (14) (17)	— 200,000 200,000	(15) (15)	4,080 — —
David L. Hattey President, EFJohnson Company(18)	2001 2000 1999	175,000 124,523 N/A	71,252 34,441	(19) (21)	24,032 66,731	(20) (22)	25,000 200,000	(23)	— —
Dennis E. Blaine Senior Vice President and General Manager of Transcrypt Secure Technologies(24)	2001	135,693	8,599	(25)	7,750	(26)	30,000		—
George R. Spiczak Senior Vice President and General Manager of Transcrypt Secure Technologies(27)	2001 2000 1999	104,326 175,000 129,231	— 67,374 57,000	(29) (31)	30,024 1,500 118,833	(28) (30) (32)	158,750 8,750 150,000	(33) (33) (33)	969 1,176 —

(1)
All amounts shown represent the 401K plan matching contributions, except for Mr. Jalbert's listed amounts, which represents life insurance policy expenses of $10,200, $9,300 and $8,600, respectively, in 2001, 2000 and 1999.

(2)
Mr. Jalbert joined Transcrypt in March 1999.

(3)
Represents two separate bonus payments and the loan forgiveness of Mr. Jalbert's January 7, 2000 loan in the principal amount of $175,000.

(4)
Mr. Jalbert was paid $14,805 for a car allowance.

(5)
Mr. Jalbert was originally granted options to acquire 400,000 shares of common stock at an exercise price of $2.984 per share on March 1, 1999. These options were cancelled in connection with the regrant of options to acquire 400,000 shares of common stock at an exercise price of $.656 per share on January 24, 2001. In 1999, Mr. Jalbert received 200,000 options granted pursuant to an agreement outside the 1996 Stock Incentive Plan at an exercise price of $2.25 per share. The 200,000 options were cancelled in connection with the regrant of options to acquire 200,000 shares of common stock at an exercise price of $.656 per share on July 26, 2001.

(6)
Represents a bonus of $100,000.

(7)
Mr. Jalbert was paid $13,969 for a car allowance.

(8)
Includes a $150,000 signing bonus and a $125,000 service bonus.

(9)
Represents amounts paid for a moving allowance of $209,874 and a car allowance of $5,721.

(10)
Mr. Safavi joined Transcrypt in October 1999.

(11)
Represents two separate service bonus payments.

(12)
Represents a car allowance of $10,602.

(13)
Includes a $75,000 signing bonus and a $5,000 service bonus.

(14)
Represents a car allowance of $10,634.

(15)
Mr. Safavi was originally granted options to acquire 200,000 shares of common stock at an exercise price of $2.25 per share on October 19, 1999. These options were cancelled in connection with the regrant of options to acquire 200,000 shares of common stock at an exercise price of $.656 per share on December 20, 2000.

(16)
Represents a $75,000 signing bonus.

(17)
Represents a car allowance of $2,122.

(18)
Mr. Hattey joined Transcrypt in July 2000.

(19)
Represents two separate service bonus payments.

(20)
Represents amounts paid for moving allowance of $17,432 and a car allowance of $6,600.

(21)
Represents amounts paid for a service award of $9,441 and a $25,000 signing bonus.

(22)
Represents a moving allowance of $61,781 and a car allowance of $4,950.

(23)
Mr. Hattey was originally granted options to acquire 100,000 shares of common stock at an exercise price of $2.563 per share on July 25, 2000. These options were cancelled in connection with the regrant of options to acquire 100,000 shares of common stock at an exercise price of $.656 per share on November 21, 2000.

(24)
Mr. Blaine joined Transcrypt in November 2000.

(25)
Represents two separate bonus payments.

(26)
Represents a car allowance of $7,750.

(27)
Mr. Spiczak joined Transcrypt in April 1999. Mr. Spiczak ceased to be an executive officer of Transcrypt on March 7, 2001.

(28)
Represents amounts paid for moving allowance of $24,486 and a car allowance of $5,538.

(29)
Represents amounts paid for a service bonus of $42,374 and a $25,000 signing bonus.

(30)
Represents a travel service payment of $1,500.

(31)
Represents amounts paid for a service bonus of $32,000 and a $25,000 signing bonus.

(32)
Represents amounts paid for moving allowance of $111,019 and a car allowance of $7,814.

(33)
These options have expired unexercised on September 28, 2001.

        The following table sets forth information concerning stock options granted to the Named Executive Officers during 2001.

Option Grants in Last Fiscal Year

	Individual Grants
	Number of Securities Underlying Options Granted						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)
Name			Percent of Total Options Granted to Employees in 2000	Exercise Price		Expiration Date
							5%	10%
Michael E. Jalbert	400,000	(2)	42.7%	$	..656	1/24/11	$71,928	$224,896
Michael E. Jalbert	200,000	(3)	21.4%		..656	7/26/11	15,401	102,237
Massoud Safavi	—		—		—	—	—	—
David L. Hattey	25,000	(4)	2.7%		..390	4/30/11	6,132	15,539
Dennis E. Blaine	10,000 20,000	(4) (4)	1.1% 2.1%		..656 ..734	1/23/11 2/12/11	3,116 9,232	8,847 23,396
George R. Spiczak	8,750 50,000 100,000	(5) (5) (5)	1.0% 5.3% 10.7%		..656 ..656 ..656	1/25/10 6/29/09 4/1/03	2,325 12,011 22,962	6,521 33,528 64,010

(1)
The amounts shown are hypothetical gains based on the indicated assumed rates of appreciation of the common stock, compounded annually over a ten-year period and assuming that the closing price was the market value of the common stock on the date of grant. The actual value (if any) that an executive officer receives from a stock option will depend upon the amount by which the market price of our common stock exceeds the exercise price of the option on the date of exercise. We cannot assure that the common stock will appreciate at any particular rate or at all in future years.

(2)
These options are exercisable when vested and vest as follows: 50% of such options vested on the date the option was granted (January 24, 2001) and 25% shall vest on each March 1 thereafter until fully vested. These options were granted in exchange for the 400,000 options that were granted pursuant to the 1996 Stock Incentive Plan.

(3)
These options are exercisable when vested and vest as follows: 66% of such options vested on the date the option was granted (July 26, 2001) and 17% shall vest on each October 19 thereafter until fully vested. These options were granted in exchange for the 200,000 options that were granted pursuant to the Michael Jalbert 1999 Stock Option Agreement.

(4)
These options are exercisable when vested and vest as follows: 20% of such options shall vest on the first anniversary of the date the option was granted, and an additional 20% shall vest on each anniversary thereof until fully vested. These options were granted pursuant to the 1996 Stock Incentive Plan.

(5)
These options have expired unexercised on September 28, 2001.

        The following table sets forth the number and value of stock options held by the Named Executive Officers at December 31, 2001.

Fiscal Year-End Option Value Table

			Number of Unexercised Options at Year-End		Value of Unexercised In-the-Money Options at Year-End (1)
Name	Shares Acquired On Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Michael E. Jalbert	—	—	380,000	220,000	$0	$0
Massoud Safavi	—	—	119,999	80,001	$0	$0
David L. Hattey	—	—	20,000	105,000	$0	$3,250
Dennis E. Blaine	—	—	0	30,000	$0	$0
George R. Spiczak	—	—	—	—	$0	$0

(1)
Solely for purposes of this table, the fair market value per share of common stock is assumed to be $0.52, the closing price of the common stock as reported on the OTC Bulletin Market on December 31, 2001.

        The following table sets forth information concerning the repricing of options of executive officers for the period from the date we became a public reporting company under the Securities Exchange Act of 1934 on January 22, 1997, and April 29, 2002.

	Ten-Year Option/SAR Repricings
Name	Date	Number of Securities Underlying Options/SARs Repriced or Amended	Market Price of Stock at Time of Repricing or Amendment	Exercise Price at time of Repricing or Amendment	New Exercise Price	Length of Original Option Term Remaining at the Date of Repricing or Amendment
Michael E. Jalbert	1/24/01	400,000(1)	$.563	$2.984	$.656	8 years
Michael E. Jalbert	7/26/01	200,000(2)	.450	1.4375	.656	8 years
George R. Spiczak	1/23/01	100,000(3)	.593	2.25	.656	8 years
George R. Spiczak	1/23/01	50,000(4)	.593	1.438	.656	8 years
George R. Spiczak	1/23/01	8,750(5)	.593	3.156	.656	9 years
R. Andrew Massey	1/23/01	5,000(6)	.593	3.156	.656	9 years
Massoud Safavi	12/20/00	200,000(7)	.297	2.25	.656	8 years
Nancy Morrison	11/21/00	1,000(8)	.484	3.156	.656	9 years
David L. Hattey	11/21/00	100,000(9)	.484	2.563	.656	9 years
Scott W. Avery	12/20/00	20,000(10)	.297	3.50	.656	9 years
Craig J. Huffaker	7/20/98	50,000(11)	5.75	25.00	5.75	9 years

(1)
Consists of shares issuable pursuant to options originally granted under the 1996 Stock Incentive Plan on March 1, 1999.

(2)
Consists of shares issuable pursuant to an agreement outside the 1996 Stock Incentive Plan on October 19, 1999.

(3)
Consists of shares issuable pursuant to options originally granted under the 1996 Stock Incentive Plan on April 1, 1999. These options have subsequently expired unexercised.

(4)
Consists of shares issuable pursuant to options originally granted under the 1996 Stock Incentive Plan on June 29, 1999. These options have subsequently expired unexercised.

(5)
Consists of shares issuable pursuant to options originally granted under the 1996 Stock Incentive Plan on January 25, 2000. These options have subsequently expired unexercised.

(6)
Consists of shares issuable pursuant to options originally granted under the 1996 Stock Incentive Plan on January 25, 2000.

(7)
Consists of shares issuable pursuant to options originally granted under the 1996 Stock Incentive Plan on October 19, 1999.

(8)
Consists of shares issuable pursuant to options originally granted under the 1996 Stock Incentive Plan on January 25, 2000.

(9)
Consists of shares issuable pursuant to options originally granted under the 1996 Stock Incentive Plan on July 25, 2000.

(10)
Consists of shares issuable pursuant to options originally granted under the 1996 Stock Incentive Plan on January 2, 2000. These options have subsequently expired unexercised.

(11)
Consists of shares issuable pursuant to options originally granted under the 1996 Stock Incentive Plan on January 19, 1998. These options have subsequently expired unexercised.

Employment Agreements, Termination of Employment and Change of Control Provisions

        On March 1, 1999, we entered into an Employment Agreement with Michael E. Jalbert, our Chairman, President and CEO for a term beginning on March 1, 1999 and ending March 1, 2001. The Employment Agreement was automatically renewed for an additional two-year period. The agreement sets forth a base salary of $295,000 per year and provides for an annual bonus in an amount targeted at 50% of base salary, if Transcrypt meets or exceeds certain performance objectives set by the Board of Directors. The agreement provides for certain benefits to Mr. Jalbert, including paid vacations, car allowance, participation in our qualified profit sharing plans, and employee group and disability insurance. Additionally, Mr. Jalbert was paid a signing bonus of $150,000 and received an additional bonus of $100,000 on the first anniversary of his employment date. The agreement provides for the grant to Mr. Jalbert of 400,000 stock options of which 25% vest immediately and 25% vest on each subsequent anniversary of his employment over the next 3 years.

        In the event of termination of the Employment Agreement after a change in control, as defined in the agreement: (1) all of Mr. Jalbert's unvested options shall vest immediately; (2) Transcrypt shall pay Mr. Jalbert a lump sum severance payment equal to three years of base salary and will consider providing a transaction bonus; and (3) Mr. Jalbert will continue to receive all benefits for one year after termination. A change in control is defined in the agreement as a change in the ownership of Transcrypt or a sale, assignment or transfer of all or substantially all of its assets which results in a forced change in the majority of the Board of Directors. The Employment Agreement provided for Mr. Jalbert to enter concurrently into a separate Confidentiality and Non-Compete Agreement, effective during the term of the agreement.

        On September 10, 1999, we entered into an Employment Agreement with Massoud Safavi, our Senior Vice President and Chief Financial Officer for a term beginning on October 15, 1999 and ending October 15, 2001. Transcrypt gave Mr. Safavi notice that it did not intend to renew the agreement in accordance with the terms of the agreement, which terminated as of October 15, 2001. Transcrypt did provide assurances to Mr. Safavi that in the event of termination of Mr. Safavi's employment with Transcrypt, Transcrypt shall pay Mr. Safavi a lump sum severance payment equal to one year of base salary.

        On November 21, 2000, Transcrypt amended its standard option agreement, as permitted by the 1996 Stock Incentive Plan, to provide for acceleration of all options within fifteen days of the occurrence of a change of control event, as defined in the agreement.

        On July 27, 2001, Transcrypt extended an interest free loan to EFJohnson's President, David L. Hattey, in the principal amount of $40,000.

Changes in Transcrypt's Independent Public Accountants

        On October 12, 2001, Transcrypt dismissed its independent accountant, KPMG LLP ("KPMG") and selected Grant Thornton LLP ("Grant Thornton") as its independent accountant to audit its financial statements for the year ending December 31, 2001.

        KPMG audited the consolidated balance sheet of Transcrypt and its subsidiaries as of December 31, 2000 and 1999, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the years then ended (collectively referred to as the "Financial Statements"). KPMG's reports on the Financial Statements did not contain an adverse opinion, disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles except that KPMG LLP's report on the consolidated financial statements of Transcrypt and its subsidiaries as of and for the years ended December 31, 2000 and 1999, contained a separate paragraph stating: "The accompanying consolidated financial statements have been prepared assuming that Transcrypt will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, Transcrypt has suffered recurring losses from operations that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to this matter are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

        The decision to dismiss KPMG was unanimously recommended by Transcrypt's Audit Committee and unanimously approved by Transcrypt's Board. Further, the decision to select Grant Thornton was unanimously recommended by both Transcrypt's Audit Committee and the Board.

        During the two most recent fiscal years of Transcrypt and its subsidiaries, and the subsequent interim period through October 12, 2001, there were no disagreements between Transcrypt and its subsidiaries and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference in connection with their opinion to the subject matter of the disagreement.

  Selection of Independent Public Accountants

        The Audit Committee has selected Grant Thornton to serve as the independent auditor of Transcrypt for the current fiscal year ending December 31, 2002. A member of Grant Thornton is expected to be present at the annual meeting, will have an opportunity to make a statement if so desired, and will be available to respond to appropriate questions.

  Audit Fees

        Transcrypt was billed $34,000 for the review of Transcrypt's financial statements included in Transcrypt's Quarterly Reports on Form 10-Q filed for the Company 1st and 2nd Quarter reports conducted by KPMG. Transcrypt was billed $81,000 for the audit of Transcrypt's annual financial statements for the year ended December 31, 2001, and for the review of Transcrypt's financial statements included in Transcrypt's Quarterly Report on Form 10-Q filed for the Company 4th Quarter report conducted by Grant Thornton.

  Financial Information Systems Design and Implementation Fees

        No financial information systems design work was performed during 2001 by either Grant Thornton or KPMG, therefore, Transcrypt was not billed for the professional services described in Paragraph(c)(4)(ii) of Rule 2-01 of the SEC's Regulation S-X (in general, information technology services) rendered by Transcrypt's principal accountant during the year ended December 31, 2001.

  All Other Fees

        Transcrypt was billed $64,000 for non-audit services, including tax consulting and compliance services and other financial consultation, rendered by KPMG during the year ended December 31, 2001. In addition, Transcrypt was not billed any fees for non-audit services rendered by Grant Thornton, Transcrypt's principal accountant as of October 12, 2001, during the year ended December 31, 2001. The Committee has considered whether the provision of information technology services and other non-audit services is compatible with maintaining the independence of Transcrypt's principal accountant. Of the time expended by Transcrypt's principal accountant to audit Transcrypt's financial statements for the year ended December 31, 2001, less than 50% of such time involved work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Report

        The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filings under the Securities Act of 1933 or under the Securities Act of 1934, except to the extent we specifically incorporate this Report by reference.

        The Audit Committee reports to the Board and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of Transcrypt.

        The Audit Committee operates pursuant to a written charter adopted by the Board on January 25, 2000. A copy of the Audit Committee Charter has previously been attached to Transcypt's proxy statement within the past three fiscal years.

        Pursuant to the charter, the Audit Committee has the following responsibilities:

  •
  To monitor the preparation of quarterly and annual financial reports;

  •
  To review the adequacy of internal control systems and financial reporting procedures with management and independent auditors; and

  •
  To review the general scope of the annual audit and the fees charged by the independent auditors.

        In discharging its oversight responsibility the Audit Committee has met and held discussions with management and Grant Thornton, the independent auditors for Transcrypt. Management represented to the audit committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the audit committee has reviewed and discussed the financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

        The Audit Committee also obtained from the independent auditors a formal written statement describing all relationships between us and the auditors that bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee. The Audit Committee discussed with the independent auditors any relationships that may impact on the firm's objectivity and independence and satisfied itself as to the auditors' independence.

        Based on these discussions and reviews, the Audit Committee recommended that the Board approve the inclusion of Transcrypt's audited financial statements in Transcrypt's Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

        Management is responsible for Transcrypt's financial reporting process including its system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Transcrypt's independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of Transcrypt and we may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on Transcrypt's financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that Transcrypt's financial statements are presented in accordance with generally accepted accounting principles, that the audit of our Company's financial statement has been carried out in accordance with generally accepted auditing standards or that our Company's independent accountants are in fact "independent."

        Respectfully submitted by the members of the Board's Audit Committee:

      Edward H. Bersoff,
      Chairman Thomas R. Thomsen
      Winston J. Wade

Date: May 8, 2002

Compensation Committee Report
On Executive Compensation and Repricing of Stock Options

        The following Compensation Committee Report on Executive Compensation shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, notwithstanding any general incorporation by reference of this Proxy Statement into any other document.

        The Compensation Committee of the Board is composed of two directors who are not also Transcrypt employees. The Compensation Committee establishes Transcrypt's overall compensation and employee benefits and the specific compensation of our executive officers. It is the Compensation Committee's goal to implement executive officer compensation programs that further our business objectives and that attract, retain and motivate the best qualified executive officers.

        We adopt and administer our executive compensation policies and specific executive compensation programs in accordance with the principal goal of maximizing return on stockholders' equity. The Compensation Committee believes that we can best achieve our performance goal, and the long-term interests of our stockholders generally by attracting and retaining management of high quality, and that such management will require commensurate compensation. The Compensation Committee believes that our executive officer compensation policies are consistent with this policy.

        Certain of our executive officers, including our current Chief Executive Officer, Michael E. Jalbert, and Chief Financial Officer, Massoud Safavi, have written employment agreements with us (see "Employment Agreements, Termination of Employment and Change of Control Arrangements" on pages 14 above). The Compensation Committee determines the levels of compensation granted in such employment agreements, and the levels of compensation granted to other executive officers from time to time based on factors that the Compensation Committee considers appropriate. As indicated below, our overall financial performance is a key factor the Compensation Committee considers in setting compensation levels for executive officers.

        The Compensation Committee determines annual compensation levels for executive officers, including the Chief Executive Officer, and compensation levels which may be implemented from time to time based primarily on its review and analysis of the following factors: (1) the responsibilities of the position, (2) the performance of the individual and his or her general experience and qualifications, (3) our overall financial performance (including return on equity, levels of general and administrative expense and budget variances) for the previous year and the contributions to such performance measures by the individual or his or her department, (4) the officer's total compensation during the previous year, (5) compensation levels that comparable companies in similar industries (wireless communications and information security) pay, (6) the officer's length of service with us, and (7) the officer's effectiveness in dealing with external and internal audiences. In addition, the Compensation Committee receives the recommendations of the Chief Executive Officer with respect to the compensation of other executive officers, which the Compensation Committee reviews in light of the above factors. The Compensation Committee believes, based on a review of relevant compensation surveys, that the base compensation of the executive officers is competitive with companies of similar size and with comparable operating results in similar industries. Transcrypt paid $381,601 in bonuses to our Named Executive Officers for their performance in 2001.

        While the Compensation Committee establishes compensation levels based on the above-described criteria, the Compensation Committee also believes that encouraging equity ownership by executive officers further aligns the interests of the officers with the performance objectives of our stockholders and enhances our ability to attract and retain highly qualified personnel on a basis competitive with industry practices. The Compensation Committee currently structures awards granted under the 1996 Stock Incentive Plan to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended. Section 162(m) allows us to preserve our right to take a tax deduction for compensation attributable to these awards if certain requirements, which include the achievement of certain performance goals, are met. Through the 1996 Stock Incentive Plan, there will be an additional direct relationship between our performance and benefits to executive officer Plan participants.

        In the fourth quarter of 2000, Transcrypt made an offer to exchange employee stock options to all current employees holding outstanding options, including executive officers. All eligible executive officers accepted the offer to exchange options. Under the offer to exchange options, individuals could exchange eligible options on an all-or-nothing basis for a new option and also had to surrender for cancellation all outstanding options. The new options have an exercise price of $.656, which was above the fair market value of Transcrypt's stock, and vest over a five year period commencing on the date of grant. The Compensation Committee approved the exchange offer because it is philosophically committed to the concept of employees as owners, including for its executive officers. The Compensation Committee believed that the only means to retain and to provide an incentive to current employees, without adversely affecting Transcrypt's restrictive cash liquidity, was to provide an exchange stock option program. The Compensation Committee also considered the potential dilutive impact on stockholders, Transcrypt's current finances, the states of the employee morale and Transcrypt's business plans. Based upon a review of all of the foregoing, the Compensation Committee felt it appropriate to offer the option exchange program.

        The principles that guided the Compensation Committee in determining our other executive officers' compensation during the 2001 fiscal year also included the motivation of employees to attain the highest level of performance and the ability to attract, and retain qualified employees.

        The Compensation Committee of the Board of Directors:

      Thomas R. Thomsen, Chairman
      Winston J. Wade

Dated: May 8, 2002

Performance Graph

        The graph below compares the quarterly cumulative return to stockholders (stock price appreciation plus reinvested dividends) for Transcrypt common stock with the comparable return of two indexes: the Nasdaq Stock Market (U.S.) and the Nasdaq Electronic Components Index. Points on the graph represent the performance between January 22, 1997 and December 31, 2001. We used an eleven-month period for 1997 since we went public, and began trading as a company, on January 22, 1997.

COMPARISON OF 59 MONTH CUMULATIVE TOTAL RETURN*
AMONG TRANSCRYPT INTERNATIONAL, INC.
THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE NASDAQ ELECTRONIC COMPONENTS INDEX

    *$100 INVESTED ON 1/24/97 IN STOCK OR INDEX-
    INCLUDING REINVESTMENT OF DIVIDENDS.
    FISCAL YEAR ENDING DECEMBER 31.

DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD

Proposal 1: Elect Two Directors

        The Board has nominated two directors for election at the Annual Meeting. Each nominee is currently serving as one of our Class III directors. Each Class III director's term expires in 2002. If you re-elect them, they will hold office until the annual meeting in 2005, or until their successors have been elected or they resign. The Board is presently seeking additional qualified directors with business experience that would prove an asset to the Board.

        We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board, or the Board may reduce the number of directors to be elected. If any director resigns, dies or is otherwise unable to serve out his term, or the Board increases the number of directors, the Board may fill the vacancy until the next annual meeting at which a director for the Class that the director has been appointed to will be elected.

NOMINEES

Name and Age	Principal Occupation and Business Experience
Michael E. Jalbert (57)
Mr. Jalbert was appointed to serve as a director upon his hiring as President and Chief Executive Officer of Transcrypt on March 1, 1999. Mr. Jalbert was elected Chairman of the Board of Directors on March 25, 1999. Prior to joining Transcrypt, Mr. Jalbert served as President and Chief Executive Officer of Microdyne Corp., a Nasdaq listed company, from March 1997 to February 1999. From 1995 to 1997, Mr. Jalbert served as President and Chief Executive Officer of IDB Communications. From 1992 to 1995, Mr. Jalbert was President of the CSD division of Diversey Corporation. Mr. Jalbert joined the Diversey Corporation from West Chemical Corporation, where he was President and Chief Operating Officer from 1987 to 1992. Mr Jalbert is currently on the Board of Directors of AeA, a technology trade association based in Washington DC. In addition, Mr. Jalbert also serves as a director of the Chesapeake Presidents Organization.
Massoud Safavi (49)
Mr. Safavi was appointed to serve as a director upon his hiring as Senior Vice President and Chief Financial Officer of Transcrypt in October 1999. Prior to joining Transcrypt, Mr. Safavi served as Vice President and Chief Financial Officer of Xerox Engineering Systems Inc. beginning in May 1999. In addition, Mr. Safavi served as the Chief Financial Officer for Microdyne Corp. from June 1997 to March 1999. Prior to joining Microdyne Corp., Mr. Safavi spent nine years with UNC, Inc. where he served as Assistant Treasurer, division Chief Financial Officer, as well as the Director of Audit. Mr. Safavi is a C.P.A. and C.M.A.

        The Board of Directors Recommends that Stockholders Vote "For" the Election of Two Directors.

Proposal 2: Amendment To Certificate Of Incorporation To Change Name

        The Board of Directors has approved for submission to the stockholders a resolution to amend Transcrypt's Certificate of Incorporation to change the name of Transcrypt to "EFJ, Inc." Transcrypt believes it would be preferable for the Company to have a name that did not suggest encryption products. A majority of the Company's business is associated with its EFJohnson Company, and we believe that the EFJ name will better indicate that the Company is focused on the Land Mobile Radio business. The Board believes the proposed name will be more conducive to expanding the Company's stockholder base and is more reflective of the Company's business. The proposed amendment is shown on Exhibit A.

        The Board of Directors will continue to use the Transcrypt name as a trademark for its security product line. In addition, if the name change is approved, Transcrypt will transfer the assets currently being operated as the Transcrypt Secure Technologies division to a new wholly-owned subsidiary of the Company, named Transcrypt International. The Company would then have two wholly-owned subsidiaries with distinct businesses.

        If the name change is approved by the stockholders, the Company's outstanding Stock Certificates will not be re-issued to reflect the name change. Your current stock certificate will remain valid without further action required. In addition, if the stockholders approve the name change, the Company will request a new Over the Counter (OTC) Bulletin Board stock ticker symbol that will better reflect the new name.

        The Board of Directors Recommends that Stockholders Vote "For" the Amendment to the Certificate of Incorporation to Change Name.

Information About Stockholder Proposals

        If you wish to submit proposals to be included in our 2002 proxy statement, we must receive them, in a form which complies with the applicable securities laws, on or before January 7, 2003. In addition, in the event a stockholder proposal is not submitted to us prior to May 14, 2003, the proxy to be solicited by the Board of Directors for the 2002 Annual Meeting will confer authority on the holders of the proxy to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the 2002 Annual Meeting without any discussion of the proposal in the proxy statement for such meeting. Please address your proposals to Transcrypt International, Inc., 4800 NW First Street, Suite 100, Lincoln, Nebraska 68521. Attention: Corporate Secretary.

                      By order of the Board of Directors,

                      R. Andrew Massey
                       Corporate Secretary

May 8, 2002

Exhibit A

PROPOSED AMENDMENT OF
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
TRANSCRYPT INTERNATIONAL, INC.

        Article 1 of the Second Amended and Restated Certificate of Incorporation of the Corporation which currently reads as follows:

        "The name of the Corporation is Transcrypt International, Inc."

        is hereby amended in full to read as follows:

        "The name of the Corporation is EFJ, Inc."

V    Please detach here    V

The Board of Directors recommends that you vote "FOR" the Election of Directors, and "FOR" amendment to the certificate of incorporation to change the corporate name.

1.	Election of directors:	01Michael E. Jalbert 02 Massoud Safavi	☐	Vote FOR the nominee (except as marked)	☐	Vote WITHHELD from the nominee
INSTRUCTION: To withhold authority to vote for any individual Nominee, write that Nominee's name in the space provided below.
2.	AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE THE CORPORATE NAME TO: "EFJ, Inc."	☐	For	☐	Against	☐	Abstain

THIS PROXY WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE TWO DIRECTOR NOMINEES, AND FOR NAME CHANGE.

Address Change? Mark Box ☐ Indicate changes below:	Planning on Attending the Meeting? ☐ Mark Box	Dated:	, 2002

Signature(s) in Box
When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please indicate as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by authorized person..

TRANSCRYPT INTERNATIONAL, INC.

ANNUAL MEETING OF STOCKHOLDERS

Thursday, June 13, 2002
10:00 a.m.

The Ritz-Carlton, Washington, DC
1150 22nd Street, NW
Washington, DC 20037

Transcrypt International, Inc. 4800 NW 1st Street, Lincoln, Nebraska 68521	proxy

Proxy solicited by Board of Directors.

        Winston J. Wade and Edward H. Bersoff, and each of them, with full power of substitution, are hereby appointed proxy to vote all the stock of Transcrypt International, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders on June 13, 2002, and at any adjournments thereof, to be held at the Ritz-Carlton located at 1150 22nd Street, NW, Washington, DC 20037

See reverse for voting instructions.

QuickLinks

TABLE OF CONTENTS
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
INFORMATION ABOUT TRANSCRYPT COMMON STOCK OWNERSHIP
INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS
  The Board of Directors
  Certain Relationships and Related Transactions
  Executive Officers
Summary Compensation Table
Option Grants in Last Fiscal Year
Fiscal Year-End Option Value Table
Performance Graph
COMPARISON OF 59 MONTH CUMULATIVE TOTAL RETURN* AMONG TRANSCRYPT INTERNATIONAL, INC. THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE NASDAQ ELECTRONIC COMPONENTS INDEX
DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD
Information About Stockholder Proposals
  Exhibit A